EXHIBIT 99
                                                                      ----------


                                                        One Franklin Parkway
                                                        San Mateo, CA 94403-1906
[LOGO of Franklin Templeton Investments]                tel    650/   312.2000
                                                        franklintempleton.com
 -------------------------------------------------------------------------------
Contact:       Franklin Resources, Inc.
               Investor Relations: Alan Weinfeld (650) 525-8900
               Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
--------------------------------------------------------------------------------
                                                        FOR IMMEDIATE RELEASE


            FRANKLIN RESOURCES, INC. ANNOUNCES THIRD QUARTER RESULTS


     SAN MATEO, CA, JULY 25, 2002 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $125.7 million, or $0.48 per share diluted, on revenues of $666.1 million for the quarter ended June 30, 2002, compared with net income of $120.0 million, or $0.46 per share diluted, on revenues of $626.0 million in the preceding quarter and net income of $119.7 million, or $0.46 per share diluted, on revenues of $609.5 million in the comparable quarter a year ago. Operating income increased 4% this quarter over the prior quarter, 23% over the same quarter in the prior year, and by 6% for the nine months ended June 30, 2002 over the same period in the prior year.

     As of June 30, 2002, assets under management by the company's subsidiaries were $270.4 billion, as compared to $274.5 billion last quarter and $267.9 billion at this time last year. Simple monthly average assets under management during the current quarter were $274.8 billion compared to $267.9 billion in the preceding quarter and $255.9 billion in the same quarter a year ago. Equity assets now comprise 53% of total assets under management as compared to 54% last quarter and 55% at June 30, 2001. Fixed-income assets now comprise 31% of total assets under management, as compared to 30% last quarter and 29% at the same time last year. As of June 30, 2002 and March 31, 2002, hybrid assets account for 15% of total assets under management, as compared to 14% at June 30, 2001. Sales and reinvested dividends exceeded redemptions ("net inflows") for the seventh consecutive quarter. Complex-wide net inflows were $5.6 billion for the current quarter compared to $5.0 billion for the prior quarter and $2.7 billion for the comparable quarter a year ago.

FISCAL THIRD QUARTER 2002 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1/,/2/
(See important footnotes in "Supplemental Information" section at the end of the release.)
* Over 79% of Franklin Templeton's long-term U.S. retail mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2002. /3/,/4/

* In LIPPER'S mutual fund evaluation tool, LIPPER LEADERS, Franklin Templeton Investments garnered more awards than any other mutual fund company under the consistent return and preservation categories combined as of June 30, 2002. /5/

* Over 90% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2002. Templeton Foreign Fund and Templeton Growth Fund ranked in the top quintile of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2002, and outpaced their respective benchmark indices, the MSCI EAFE Index and MSCI World Index, for the same time periods./3/,/6/

* Templeton Growth Fund was rated 5 stars overall by MORNINGSTAR as of June 30, 2002. Templeton Foreign Fund and Templeton World Fund were rated 4 stars overall by MORNINGSTAR as of June 30, 2002. /7/,/8/

* All six Mutual Series funds were ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2002. /3/,/9/

* Announced that Franklin California Growth Fund will be renamed Franklin Flex Cap Growth Fund effective September 1, 2002. The fund was rated 4 stars overall by MORNINGSTAR as of June 30, 2002, and ranked in the top quintile of its LIPPER peer group for the one-, three-, five- and 10-year periods ended June 30, 2002. /3/,/7/,/10/,/11/

* Franklin Templeton Investments Corp. (Canada) successfully launched the Series T group of funds designed for Canadians looking for a tax efficient withdrawal plan from their investments.


GLOBAL BUSINESS DEVELOPMENTS
* Franklin Templeton Investments was recognized as WORTH magazine's Editor's Choice for "Favorite Mutual Fund Family."

* CEO Charles B. Johnson was recognized by FORBES.COM as one of 12 chief executives who have successfully led their respective companies for over a 25 year period.

* New assignments for FTI Institutional include a Franklin U.S. multi-cap equity mandate for CalPERS, the first combined Templeton-Fiduciary global core strategy mandate for Conference of Seventh Day Adventists and a Franklin small-cap equity strategy for the New Mexico Educational Retirement Board.

* Franklin Templeton Private Client Group's new global equity all cap multiple discipline strategy, which pairs the investment expertise of Templeton and Fiduciary, was added to Salomon Smith Barney's Consulting Group's Diversified Strategic Portfolios product.

* Defined Contribution Services received the 2002 achievement award from the Association of Graphic Communicators for the "The Path to Your Retirement Future" enrollment book.


 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets    THREE MONTHS ENDED           NINE MONTHS ENDED
 under management and per share data)
                                                     JUNE 30                     JUNE 30
                                            --------------------------------------------------------
                                              2002      2001       %     2002        2001       %
                                              ----      ----     CHANGE  ----        ----     CHANGE
                                                                 ------                       ------

 OPERATING REVENUES
 Investment management fees                  $384,840 $362,543      6% $1,107,416 $1,048,464      6%
 Underwriting and distribution fees           213,300  180,757     18%    602,844    523,284     15%
 Shareholder servicing fees                    48,832   53,723    (9)%    144,197    153,907    (6)%
 Other, net                                    19,078   12,450     53%     55,768     25,305    120%
                                            --------------------------------------------------------
 TOTAL OPERATING REVENUES                     666,050  609,473      9%  1,910,225  1,750,960      9%
                                            --------------------------------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                191,586  162,977     18%    541,180    470,795     15%
 Compensation and benefits                    167,570  167,643       -    487,477    449,576      8%
 Information systems, technology and           75,573   70,576      7%    223,364    187,106     19%
    occupancy
 Advertising and promotion                     29,268   27,314      7%     81,174     73,873     10%
 Amortization of deferred sales commissions    17,677   16,361      8%     51,467     52,176    (1)%
 Amortization of intangible assets              4,238   16,672   (75)%     12,871     36,688   (65)%
 Other, net                                    26,286   23,234     13%     67,956     62,599      9%
                                            --------------------------------------------------------
 TOTAL OPERATING EXPENSES                     512,198  484,777      6%  1,465,489  1,332,813     10%
                                            --------------------------------------------------------

 OPERATING INCOME                             153,852  124,696     23%    444,736    418,147      6%
                                            --------------------------------------------------------
 OTHER INCOME (EXPENSE)
 Investment and other income                   18,017   34,698   (48)%     51,128    116,708   (56)%
 Interest expense                             (3,158)  (1,889)     67%    (9,134)    (7,418)     23%
                                            --------------------------------------------------------
 OTHER INCOME (EXPENSE), NET                   14,859   32,809   (55)%     41,994    109,290   (62)%
                                            --------------------------------------------------------
 Income before taxes on income                168,711  157,505      7%    486,730    527,437    (8)%
 Taxes on income                               43,021   37,802     14%    122,525    126,585    (3)%
                                            --------------------------------------------------------
 NET INCOME                                  $125,690 $119,703      5%   $364,205   $400,852    (9)%
                                            ========================================================

 EARNINGS PER SHARE
      Basic                                     $0.48    $0.46      4%      $1.39      $1.61   (14)%
      Diluted                                   $0.48    $0.46      4%      $1.39      $1.60   (13)%

 DIVIDENDS PER SHARE                            $0.07   $0.065      8%      $0.21     $0.195      8%

 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                   261,952  260,815       -    261,507    249,591      5%
      Diluted                                 263,087  262,174       -    262,401    250,622      5%

 EBITDA MARGIN /1/                                30%      32%                30%        35%
 OPERATING MARGIN /2/                             23%      20%                23%        24%

 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of period                         $274,474 $215,716     27%    246,385   $229,923      7%
        Sales                                  18,606   15,416     21%     56,288     43,725     29%
        Reinvested dividends                    1,113    2,179   (49)%      4,216      8,399   (50)%
        Redemptions                          (14,128) (14,873)    (5)%   (43,930)   (45,025)    (2)%
        Acquisitions                                -   45,838  (100)%          -     49,546  (100)%
        (Depreciation)/appreciation           (9,632)    3,652     N/A      7,474   (18,640)     N/A
 END OF PERIOD                               $270,433 $267,928      1%   $270,433   $267,928      1%
 SIMPLE MONTHLY AVERAGE FOR PERIOD           $274,816 $255,929      7%   $265,578   $238,692     11%
/1/ EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues.
/2/ Operating Margin: Operating income divided by total operating revenues.



FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data, employees and billable                            THREE MONTHS ENDED
shareholder accounts)
                                          30-JUN-02  31-MAR-02       %  31-DEC-01   30-SEP-01   30-JUN-01
                                          ---------  ---------  CHANGE  ---------   ---------   ---------
                                                                ------
OPERATING REVENUES
Investment management fees                 $384,840   $365,778      5%   $356,798    $358,738    $362,543
Underwriting and distribution fees          213,300    197,537      8%    192,007     186,192     180,757
Shareholder servicing fees                   48,832     48,024      2%     47,341      45,618      53,723
Other, net                                   19,078     14,629     30%     22,061      13,335      12,450
                                          ----------------------------------------------------------------
TOTAL OPERATING REVENUES                    666,050    625,968      6%    618,207     603,883     609,473
                                          ----------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution               191,586    177,327      8%    172,267     166,073     162,977
Compensation and benefits                   167,570    159,764      5%    160,143     165,705     167,643
Information systems, technology and          75,573     73,197      3%     74,594      76,191      70,576
      occupancy
Advertising and promotion                    29,268     25,481     15%     26,425      32,388      27,314
Amortization of deferred sales commissions   17,677     17,047      4%     16,743      16,801      16,361
Amortization of intangible assets             4,238      4,258       -      4,375      19,902      16,672
Other, net                                   26,286     20,875     26%     20,795      25,326      23,234
September 11, 2001 net expense                    -          -       -          -       7,649           -
                                          ----------------------------------------------------------------
TOTAL OPERATING EXPENSES                    512,198    477,949      7%    475,342     510,035     484,777
                                          ----------------------------------------------------------------

OPERATING INCOME                            153,852    148,019      4%    142,865      93,848     124,696
                                          ----------------------------------------------------------------

OTHER INCOME (EXPENSE)
Investment and other income                  18,017     14,782     22%     18,329      19,643      34,698
Interest expense                            (3,158)    (2,808)     12%    (3,168)     (3,138)     (1,889)
                                          ----------------------------------------------------------------
OTHER INCOME (EXPENSE), NET                  14,859     11,974     24%     15,161      16,505      32,809
                                          ----------------------------------------------------------------

Income before taxes on income               168,711    159,993      5%    158,026     110,353     157,505
Taxes on income                              43,021     39,997      8%     39,507      26,484      37,802
                                          ----------------------------------------------------------------
NET INCOME                                 $125,690   $119,996      5%   $118,519     $83,869    $119,703
                                          ================================================================

EARNINGS PER SHARE
     Basic                                    $0.48      $0.46      4%      $0.45       $0.32       $0.46
     Diluted                                  $0.48      $0.46      4%      $0.45       $0.32       $0.46

DIVIDENDS PER SHARE                          $0.070     $0.070       -     $0.070      $0.065      $0.065

AVERAGE SHARES OUTSTANDING (in
thousands)
     Basic                                  261,952    261,596       -    260,981     261,639     260,815
     Diluted                                263,087    262,111       -    261,636     263,005     262,174

EBITDA MARGIN /1/                               30%        30%                30%         26%         32%
OPERATING MARGIN /2/                            23%        24%                23%         16%         20%

EMPLOYEES                                     6,457      6,444       -      6,603       6,868       7,101
BILLABLE SHAREHOLDER ACCOUNTS (in millions)     9.7        9.5      2%        8.9         8.4        10.1


/1/ EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues.
/2/ Operating Margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)
                                                      PRELIMINARY
                                                         JUNE 30,      SEPTEMBER
                                                             2002       30, 2001
                                                             ----       --------
ASSETS
Current assets                                         $2,533,545     $1,930,276
Banking/Finance assets                                  1,078,042      1,229,244
Other assets                                            2,837,177      3,106,130
--------------------------------------------------------------------------------
TOTAL ASSETS                                           $6,448,764     $6,265,650
--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                      $480,212       $457,433
Banking/Finance liabilities                               880,318      1,070,661
Other liabilities                                         771,953        759,660
--------------------------------------------------------------------------------
Total liabilities                                       2,132,483      2,287,754
Total stockholders' equity                              4,316,281      3,977,896
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $6,448,764     $6,265,650
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                 262,001        260,798
--------------------------------------------------------------------------------


ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                             30-JUN-02    31-MAR-02   31-DEC-01   30-SEP-01   30-JUN-01
                                        -------------------------------------------------------------
      EQUITY
                   Global/international       $93.6        $93.9       $89.4       $80.2       $93.4
                   Domestic                    48.5         53.2        51.7        44.5        53.3
                                          -----------------------------------------------------------
                   Total equity               142.1        147.1       141.1       124.7       146.7
                                          -----------------------------------------------------------

      HYBRID                                   39.6         40.8        38.6        36.1        38.3

      FIXED-INCOME
                   Tax-free                    50.2         48.7        48.3        48.4        46.9
                   Taxable:
                      Domestic                 24.7         24.6        25.1        24.4        23.4
                      Global/international      8.4          7.7         7.4         7.2         7.2
                                          -----------------------------------------------------------
                   Total fixed-income          83.3         81.0        80.8        80.0        77.5
                                          -----------------------------------------------------------

      MONEY                                     5.4          5.6         5.8         5.6         5.4

                                          -----------------------------------------------------------
TOTAL ENDING ASSETS                          $270.4       $274.5      $266.3      $246.4      $267.9
                                          -----------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $274.8       $267.9      $256.4      $261.3      $255.9
                                          ===========================================================


ASSETS UNDER MANAGEMENT & FLOWS
(in billions)                                                THREE MONTHS ENDED
                                          30-JUN-02   31-MAR-02     % CHANGE    30-JUN-01    % CHANGE

BEGINNING ASSETS UNDER MANAGEMENT            $274.5      $266.3           3%       $215.7         27%
     U.S. RETAIL ASSETS
       Beginning assets                      $172.8      $167.9           3%       $161.6          7%
       ----------------------------------------------------------------------------------------------
       Sales                                   11.4        11.3           1%         10.9          5%
       Reinvested dividends                     1.1         0.5         120%          2.0       (45)%
       Redemptions                            (8.8)       (8.7)           1%       (10.5)       (16)%
       Acquisitions                               -           -            -            -           -
       (Depreciation)/appreciation            (6.6)         1.8          N/A          6.8         N/A
       -----------------------------------------------------------------------------------------------
       Ending assets                          169.9       172.8         (2)%        170.8        (1)%
       -----------------------------------------------------------------------------------------------

     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                      $101.7       $98.4           3%         54.1         88%
       -----------------------------------------------------------------------------------------------
       Sales                                    7.2         7.5         (4)%          4.5         60%
       Reinvested dividends                       -           -            -          0.2      (100)%
       Redemptions                            (5.3)       (5.6)         (5)%        (4.4)         20%
       Acquisitions                               -           -            -         45.8           -
       (Depreciation)/appreciation            (3.1)         1.4          N/A        (3.1)           -
       -----------------------------------------------------------------------------------------------
       Ending assets                          100.5       101.7         (1)%         97.1          4%
       -----------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $270.4      $274.5         (1)%       $267.9          1%

TOTAL ASSETS UNDER MANAGEMENT
       BEGINNING ASSETS                      $274.5      $266.3           3%       $215.7         27%
       -----------------------------------------------------------------------------------------------
       Sales                                   18.6        18.8         (1)%         15.4         21%
       Reinvested dividends                     1.1         0.5         120%          2.2       (50)%
       Redemptions                           (14.1)      (14.3)         (1)%       (14.9)        (5)%
       Acquisitions                               -           -            -         45.8      (100)%
       (Depreciation)/appreciation            (9.7)         3.2          N/A          3.7         N/A
       -----------------------------------------------------------------------------------------------
       ENDING ASSETS                         $270.4      $274.5         (1)%       $267.9          1%
       ----------------------------------------------------------------------------------------------
Note: Institutional assets totaling approximately $17.2 billion are invested in U.S. Retail fund and annuity products and are disclosed in U.S. Retail assets in the above table. Total institutional and high net-worth assets at June 30, 2002 were approximately $92.3 billion, of which high net-worth assets comprised $10.8 billion.

ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE
(in billions)
                                                                     THREE MONTHS ENDED
                                                                30-JUN-02   31-MAR-02   30-JUN-01
                                                                ---------   ---------   ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                             $93.9       $89.4       $87.6
       -------------------------------------------------------------------------------------------
       Sales                                                          7.0         6.9         5.3
       Reinvested dividends                                           0.1           -         0.7
       Redemptions                                                  (4.7)       (5.1)       (5.8)
       Acquisitions                                                     -           -         3.2
       (Depreciation)/appreciation                                  (2.7)         2.7         2.4
       ------------------------------------------------------------------------------------------
       Ending assets                                                 93.6        93.9        93.4
       ------------------------------------------------------------------------------------------

DOMESTIC EQUITY
       Beginning assets                                              53.2        51.7        45.5
       -------------------------------------------------------------------------------------------
       Sales                                                          3.6         3.8         3.1
       Reinvested dividends                                           0.3           -         0.7
       Redemptions                                                  (2.6)       (2.2)       (2.2)
       Acquisitions                                                     -           -         3.7
       (Depreciation)/appreciation                                  (6.0)       (0.1)         2.5
       -------------------------------------------------------------------------------------------
       Ending assets                                                 48.5        53.2        53.3
       -------------------------------------------------------------------------------------------

HYBRID
       Beginning assets                                              40.8        38.6         9.8
       -------------------------------------------------------------------------------------------
       Sales                                                          1.2         1.6         0.6
       Reinvested dividends                                           0.2         0.1         0.2
       Redemptions                                                  (0.6)       (0.4)       (0.5)
       Acquisitions                                                     -           -        29.1
       (Depreciation)/appreciation                                  (2.0)         0.9       (0.9)
       -------------------------------------------------------------------------------------------
       Ending assets                                                 39.6        40.8        38.3
       -------------------------------------------------------------------------------------------

TAX-FREE INCOME
       Beginning assets                                              48.7        48.3        45.8
       -------------------------------------------------------------------------------------------
       Sales                                                          1.8         1.7         1.6
       Reinvested dividends                                           0.3         0.3         0.3
       Redemptions                                                  (1.4)       (1.2)       (1.2)
       Acquisitions                                                     -           -         0.1
       Appreciation/(depreciation)                                    0.8       (0.4)         0.3
       -------------------------------------------------------------------------------------------
       Ending assets                                                 50.2        48.7        46.9
       -------------------------------------------------------------------------------------------

TAXABLE FIXED-INCOME
       Beginning assets                                              32.3        32.5        21.1
       -------------------------------------------------------------------------------------------
       Sales                                                          2.7         2.4         1.9
       Reinvested dividends                                           0.2         0.1         0.2
       Redemptions                                                  (2.3)       (2.7)       (1.8)
       Acquisitions                                                     -           -         9.7
       Appreciation/(depreciation)                                    0.2           -       (0.5)
       -------------------------------------------------------------------------------------------
       Ending assets                                                 33.1        32.3        30.6
       -------------------------------------------------------------------------------------------

MONEY
       Beginning assets                                               5.6         5.8         5.9
       -------------------------------------------------------------------------------------------
       Sales                                                          2.3         2.4         2.9
       Reinvested dividends                                             -           -         0.1
       Redemptions                                                  (2.5)       (2.7)       (3.4)
       Acquisitions                                                     -           -           -
       Appreciation/(depreciation)                                      -         0.1       (0.1)
       -------------------------------------------------------------------------------------------
       Ending assets                                                  5.4         5.6         5.4
       -------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                     $270.4      $274.5      $267.9


CONFERENCE CALL INFORMATION
---------------------------

     As previously announced, members of the investment community and general public are invited to listen to the earnings conference call TODAY, THURSDAY, JULY 25, 2002 AT 1:30 P.M. PACIFIC TIME. Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 260-8900 in the U.S. or (612) 288-0337 internationally.
     A replay of the call will be archived on franklintempleton.com through August 2, 2002. The replay can also be accessed by calling (800) 475-6701 in the U.S. or (320) 365-3844 internationally and using access code #642738, after 5:00 p.m. Pacific Time on July 25 through 11:59 p.m. Pacific Time on August 2.
     Franklin Templeton Investments provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience. For more information, please visit franklintempleton.com or call 1-800/DIAL BEN(R).


SUPPLEMENTAL INFORMATION
------------------------

1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R) (1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
2. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR ratings are based on Class A shares. LIPPER rankings are based on Class A shares, with the exception of those for Mutual Series, which are based on Class Z shares, which are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. All asset data is based on 05/31/02 figures. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary. Investment return and principal value will fluctuate with market conditions and an investor may experience a gain or loss when they sell their shares.
3. LIPPER calculates averages by taking all the funds in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 128 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 6 to 885. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
4. Source: LIPPER(R) INC., 6/30/02. Of the eligible Franklin Templeton non-money market funds tracked by LIPPER, 35, 40, 34 and 19 funds ranked in the top quartile and 24, 25, 22 and 19 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
5. Source: LIPPER(R) INC., 6/30/02. Franklin Templeton funds received 87 LIPPER LEADER designations for Preservation and 47 LIPPER LEADER designations for Consistent Return. LIPPER LEADER for Consistent Return ratings reflect the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers. LIPPER LEADER for Preservation ratings reflect the degree of a fund's historical success in avoiding periods of losses relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named LIPPER LEADERS for Preservation may still experience losses periodically; those losses may by larger for equity and mixed equity funds than for fixed-income funds. Twenty percent of funds analyzed in each category are named LIPPER LEADERS. LIPPER LEADERS MEASURE PAST FUND PERFORMANCE, AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. LIPPER LEADER STATUS DOES NOT NECESSARILY IMPLY THAT A FUND HAD THE BEST PERFORMANCE WITHIN ITS CATEGORY. LIPPER LEADER STATUS IS BASED ON RETURNS FOR A 3-YEAR PERIOD AND IS CALCULATED MONTHLY USING DATA AVAILABLE AT THE TIME OF THE CALCULATION; LIPPER UNDERTAKES NO RESPONSIBILITY FOR UPDATING THE CALCULATIONS MORE FREQUENTLY THAN MONTHLY TO INCORPORATE MORE CURRENT DATA.
6. Source: LIPPER(R) INC., 6/30/02. 10 out of 11 eligible Templeton equity funds ranked in the top two LIPPER quartiles for the one-year period, 9 of 11 for the three-year period, 5 of 11 for the five-year period and 6 of 8 for the 10-year period for their respective LIPPER peer groups. Templeton Growth Fund Class A ranked 16 in a universe of 317 funds in LIPPER's "Global Funds" group for the one-year period, 18 of 211 for the three-year period, 19 of 136 for the five-year period and 5 of 27 for the 10-year period. Templeton Foreign Fund Class A ranked 55 in a universe of 784 funds in LIPPER'S "International Funds" group for the one-year period, 52 of 563 for the three-year period, 52 of 381 for the five-year period and 15 of 81 for the 10-year period. Source for MSCI returns: Standard & Poor's Micropal.

7. Source: MORNINGSTAR (C) 6/30/02. For each fund with at least a three-year history, MORNINGSTAR calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.
8. Source: MORNINGSTAR (C) 6/30/02. Based on Class A shares, Templeton Growth Fund was rated against the following numbers of U.S. domiciled "World Stock" funds over the following time period: 241 funds in the last three years, 164 in the last five years and 33 in the last 10 years. With respect to these "World Stock" funds, the fund received a Morningstar Rating of 4 stars, 4 stars and 5 stars for the three-, five-, 10-year periods, respectively. Based on Class A shares, Templeton Foreign Fund was rated against the following numbers of U.S. domiciled "Foreign Stock" funds over the following time period: 621 funds in the last three years, 420 in the last five years and 84 in the last 10 years. With respect to these "Foreign Stock" funds, the fund received a Morningstar Rating of 4 stars, 4 stars and 4 stars for the three-, five-, 10-year periods, respectively. Based on Class A shares, Templeton World Fund was rated against the following numbers of U.S. domiciled "World Stock" funds over the following time period: 241 funds in the last three years, 164 in the last five years and 33 in the last 10 years. With respect to these "World Stock" funds, the fund received a Morningstar Rating of 4 stars, 4 stars and 4 stars for the three-, five-, 10-year periods, respectively.
9. Source: LIPPER(R) INC., 6/30/02. 6 out of 6 eligible Mutual Series equity funds ranked in the top two LIPPER quartiles for the one-year period, 6 of 6 for the three-year period, 5 of 5 for the five-year period and 3 of 3 for the 10-year period for their respective LIPPER peer groups.
10. Source: MORNINGSTAR (C) 6/30/02. Based on Class A shares, Franklin California Growth Fund was rated against the following numbers of U.S. domiciled "Mid-Cap Growth" funds over the following time periods: 475 funds in the last three years, 322 in the last five years and 79 in the last 10 years. With respect to these "Mid-Cap Growth" funds, the fund received a Morningstar Rating of 3 stars, 3 stars and 5 stars for the three-, five-, 10-year periods, respectively.
11. Source: LIPPER(R)INC., 6/30/02. Franklin California Growth Fund Class A ranked 77 in a universe of 406 funds in Lipper's "Multi-Cap Growth Funds" group for the one-year period, 13 of 233 for the three-year period, 12 of 154 for the five-year period and 1 of 45 for the 10-year period.


FORWARD-LOOKING STATEMENTS
--------------------------

     Statements in this press release regarding Franklin Resources, Inc.'s business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These risks, uncertainties and other important factors are described in more detail in the "Risk Factors" section in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2001.

     * The levels of our assets under management are subject to significant fluctuations.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * Previously announced revenue and cost synergies from the acquisition of Fiduciary Trust Company International may not be fully realized and may take longer to realize than originally anticipated.
     * For the next several years, insurance costs may increase materially and we may not be able to obtain the same types or amounts of coverage.
     * We may not recover all losses on insurance claims for property damage and business interruptions arising out of the terrorist attacks on September 11, 2001.


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